UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2015

Quanex Building Products Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South, Suite 1500, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 961-4600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 16, 2015, Quanex Building Products Corporation, a Delaware corporation (“we,” “us,” “our,” “Quanex” or the “Company”), filed a Current Report on Form 8-K announcing a Share Purchase Agreement, effective June 15, 2015, by and among Quanex and the shareholders of Flamstead Holdings Limited, a company incorporated and registered in England and Wales (“Flamstead”): Roger Hartshorn, Janet Hartshorn, Garner Properties Limited, Michael Bosworth, and Joan Bosworth. Under the Purchase Agreement, concurrently with execution, Quanex purchased from the shareholders all of the outstanding ownership shares of Flamstead (the “Purchase”). Following the pre-sale reorganization and Purchase, Flamstead became a wholly-owned subsidiary of Quanex and we acquired, as a result thereof, the following wholly-owned subsidiaries of Flamstead, each of which is incorporated and registered in England and Wales: HL Plastics Limited; Vintage Windows Limited; Wegoma Machinery Sales Limited; and Liniar Limited (collectively, the “Subsidiaries”). The Purchase Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on June 16, 2015, and is incorporated herein by reference.

This transaction constituted the purchase of a “significant amount of assets,” as such phrase is defined in Instruction 4 to Item 2.01 of Form 8-K, and therefore requires disclosure of certain financial information. We are amending our Current Report on Form 8-K filed on June 16, 2015 to provide the financial statements and pro forma financial information required by the Securities and Exchange Commission Rules.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired: Exhibit 99.1 attached hereto and incorporated by reference herein includes the audited financial statements for the periods specified in Rule 3-05(b) of Regulation S-X (17 CFR 210.3-05(b), including the Independent Auditor’s Report thereon.

(b) Pro forma financial information: Exhibit 99.2 attached hereto and incorporated by reference herein includes the following unaudited pro forma financial statements giving effect to the transaction pursuant to the Purchase Agreement described under Item 2.01 above:

•	Unaudited pro forma condensed consolidated balance sheet as of April 30, 2015;

•	Unaudited pro forma condensed consolidated statements of income (loss) for the six months ended April 30, 2015, and the year ended October 31, 2014; and

•	Notes to unaudited pro forma condensed consolidated financial statements

(d) Exhibits: The following exhibits are filed or furnished as part of this report:

Exhibits

2.1	Share Purchase Agreement relating to Flamstead Holdings Limited, dated June 15, 2015, by and among Quanex Building Products Corporation and the shareholders of Flamstead Holdings Limited (included as Exhibit 2.1 to Quanex Building Products Corporation’s Current Report on Form 8-K filed on June 16, 2015, and incorporated herein by reference).

23.1*	Consent of KPMG LLP

99.1*	Audited combined financial statements of Combined Flamstead Group as of December 31, 2014 and 2013 and for each of the years in the three-year period ended December 31, 2014.

99.2*	Unaudited pro forma condensed consolidated financial information.

*	Attached hereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION

Date: August 21, 2015	By:	/s/ Brent L. Korb
Brent L. Korb
Senior Vice President — Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Share Purchase Agreement relating to Flamstead Holdings Limited, dated June 15, 2015, by and among Quanex Building Products Corporation and the shareholders of Flamstead Holdings Limited (included as Exhibit 2.1 to Quanex Building Products Corporation’s Current Report on Form 8-K filed on June 16, 2015, and incorporated herein by reference).

23.1*	Consent of KPMG LLP

99.1*	Audited combined financial statements of Combined Flamstead Group as of December 31, 2014 and 2013 and for each of the years in the three-year period ended December 31, 2014.

99.2*	Unaudited pro forma condensed consolidated financial information.

*	Attached hereto